POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a trust organized under the laws of the State of Ohio (hereinafter referred to as the "Fund"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a director of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony J. Ghoston, Terrance P. Gallagher and Heather Bonds, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, to execute and file any amendment(s) to the Fund's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of November, 2006.

[signature]
Stephen A. Little

STATE OF INDIANA)
COUNTY OF Marion)

On November 13, 2006, before me appeared Stephen A. Little, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)

Notary Public
Carol J. Highsmith
Carol J. Highsmith

588

2026566

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a trust organized under the laws of the State of Ohio (hereinafter referred to as the "Fund"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a director of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony J. Ghoston, Terrance P. Gallagher and Heather Bonds, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, to execute and file any amendment(s) to the Fund's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of November 2006.

Daniel J Condon

Daniel Condon

STATE OF INDIANA)

COUNTY OF Marion)

On November 13, 2006, before me appeared Daniel Condon, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)

Notary Public

Carol J. Highsmith

Carol J. Highsmith

2026566

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a trust organized under the laws of the State of Ohio (hereinafter referred to as the "Fund"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a director of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony J. Ghoston, Terrance P. Gallagher and Heather Bonds, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, to execute and file any amendment(s) to the Fund's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of November, 2006.

Gary E. Hippenstiel

STATE OF INDIANA)

COUNTY OF Marion)

On November 13, 2006, before me appeared Gary E. Hippenstiel, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)

Notary Public

Carol J. Highsmith

Carol J. Highsmith

2006566

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a trust organized under the laws of the State of Ohio (hereinafter referred to as the "Fund"), periodically will file pre-and post-effective amendments to its Registration Statement on Form N-1A with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a director of the Fund;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Anthony J. Ghoston, Terrance P. Gallagher and Heather Bonds, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Fund, to execute and file any amendment(s) to the Fund's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of November, 2006.

Ronald Tritschler

Ronald Tritschler

STATE OF INDIANA)

COUNTY OF Marion)

On November 13, 2006, before me appeared Ronald Tritschler, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)

Notary Public

Carol J. Highsmith

Carol J. Highsmith 587

2026566